THE AUSTRIA FUND

ALLIANCE CAPITAL


ANNUAL REPORT
AUGUST 31,1997




LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

September 26, 1997

Dear Shareholder:

This annual report provides an update of your Fund's performance and market activity for the period ended August 31, 1997.

INVESTMENT RESULTS
We are pleased to report that The Austria Fund continued to significantly outperform its benchmark, the Credit Aktien Index, over the three, six and 12 month periods ended August 31, 1997. As you can see from the table below, your Fund achieved a total return of 13.35% at net asset value for the past 12 months, while its benchmark, the Credit Aktien Index, posted a 2.35% return over the same time frame.


INVESTMENT RESULTS*
Period Ended August 31, 1997
                            TOTAL RETURN
                        3 MONTHS    6 MONTHS   12 MONTHS
                       ----------  ----------  ----------
THE AUSTRIA FUND          4.15%       8.29%      13.35%
CREDIT AKTIEN INDEX      -1.56%       1.92%       2.35%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF AUGUST 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
After performing strongly in the early part of the summer, the Austrian stock market has consolidated in recent weeks. Investors have become increasingly concerned that the decline in interest rates seen across Europe this year is coming to an end, and that the next move in short term rates could be upwards. This scenario is particularly frustrating for Austria where growth remains subdued. Both consumer and business confidence remain at low ebb, and most observers now feel that Gross Domestic Product (GDP) growth is unlikely to exceed the 2% level this year. On the positive side, inflation also remains subdued. We would expect the year-on-year inflation rate to fall to approximately 2% or below by the end of this year. Additionally, there are few signs that any inflationary pressures are building, particularly as unemployment remains high.

In this context, the outlook for good corporate earnings through 1997 is not promising. However, we expect some economic recovery in 1998. At that time, many companies will be able to use their tax loss carryforwards, and this should result in a substantial boost to corporate profits.

It is this element of renewed profits growth which should begin to focus investor attention on the current low valuations available in the Austrian market. With prospective price earnings ratios of around 13 times, and prospective price to cash flow multiples of around 5, Austria remains one of the least expensive markets in the world. The prospects of strong earnings growth in 1998, coupled with the value offered at the current market level, give us great optimism for the price appreciation potential of the market.

It must be noted, however, that while the rest of Europe has enjoyed a significant shift in savings patterns towards equities, Austrian savers have been reluctant to embrace the idea of the long term attraction of risk capital. We would certainly like to see the Austrian government encouraging savers to consider the stock market for their long term benefit. Recently, it has become increasingly evident that Austrian companies coming to the market for the first time have looked to other countries' stock exchanges in order to achieve a higher rating for their paper. For this situation to change, Austria must be able to provide a greater pool of long term equity savers than it has to date.

It is hoped that the continuation of Austria's privatization program, particularly with the forthcoming issue of Austria Tabak, will encourage investors to consider the Austrian stock market. We are also awaiting the wide scale adoption of international accounting standards by Austrian companies. Greater visibility should enable potential purchasers to be able to evaluate the true profitability of many successful Austrian companies. A combination of this increased visibility, along with Austrian management's commitment to greater shareholder value, should again help a revaluation of the stock market.


1



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

PORTFOLIO STRATEGY
In this light, your fund remains broadly fully invested and continues to focus on companies offering higher than average profits growth. We continue to believe that "growth" remains undervalued in Austria. By focusing your Fund in this area, we hope to be able to continue to achieve superior returns. Recent investments in Topcall and Schoeller-Bleckmann have proved very rewarding for shareholders. We look forward to other attractive initial public offerings in the near future. Following the rise of the U.S. dollar against most European currencies, we now believe that the U.S. dollar is fairly valued against the Austrian schilling. As a result, we have recently removed all the dollar hedges in your portfolio.

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market and your Fund's investment results in coming periods.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


2



TEN LARGEST HOLDINGS
AUGUST 31, 1997                                                THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                     U.S. $ VALUE  PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
OMV AG                                       $18,452,837           12.6%
VA Technologie AG                             16,655,229           11.3
EVN                                           10,669,009            7.3
Creditanstalt-Bankverein                       8,960,043            6.1
Mayer-Melnhof Karton AG                        8,085,126            5.5
Oest El Wirtsch A Verbundgslschft              6,785,567            4.6
Schoeller-Bleckmann Oilfield Equipment AG      6,633,604            4.5
Steyr Daimler Puch Aktiengesells               5,328,930            3.6
Flughafen Wien AG                              5,255,724            3.6
Austria Mikro Systeme International AG         4,928,998            3.4
                                             $91,755,067           62.5%


3



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1997                                                THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS-99.7%
COMMON STOCKS-89.3%
CAPITAL GOODS-33.8%
ENGINEERING & CONSTRUCTION-22.3%
Bau Holdings AG                                  74,480      $ 4,574,187
Schoeller-Bleckmann Oilfield
  Equipment AG (a)                               50,000        6,633,604
Strabag Oesterreich AG                           15,456          900,551
VA Technologie AG (b)                            91,000       16,655,229
Weinerberger Baustoff Industrie AG               20,000        3,873,867
                                                             ------------
                                                              32,637,438

MACHINERY-3.6%
Steyr Daimler Puch Aktiengesells                180,000        5,328,930

PAPER & FOREST PRODUCTS-5.5%
Mayer-Melnhof Karton AG                         140,472        8,085,126

STEEL-2.4%
Boehler Uddeholm AG                              18,500        1,447,897
Voest-Alpine Stahl AG                            49,500        2,057,874
                                                             ------------
                                                               3,505,771
                                                             ------------
                                                              49,557,265

BASIC INDUSTRIES-22.6%
ENERGY-12.6%
OMV AG (b)                                      140,000       18,452,837

TECHNOLOGY-10.0%
Austria Mikro Systeme International AG           63,233        4,928,998
E-Pub Services (a)(c)                            14,070          680,098
Radex-Heraklith AG                               40,000        1,540,099
Scala Business Solutions NV (a)(c)              467,000        4,485,970
Topcall International AG (a)                     12,000        3,075,473
                                                             ------------
                                                              14,710,638
                                                             ------------
                                                              33,163,475

CONSUMER PRODUCTS & SERVICES-14.2%
AIRLINES-4.7%
Austrian Airlines (a)                            70,000        1,647,968
Flughafen Wien AG                               136,225        5,255,724
                                                             ------------
                                                               6,903,692

FOOD & BEVERAGES-4.6%
Brau-Union Goess-Reininghaus
  Osterreichische Brau AG                        60,000        3,359,871
Oesterreichische Brau-Beteillgungs AG (b)        53,568        2,825,920
Royal Tokaj Wine Co., Ltd. (a)(c)(d)            275,254          602,389
                                                             ------------
                                                               6,788,180

HEALTHCARE-1.5%
Semperit Holdings AG                             20,000        1,968,429
  new (a)                                         2,500          243,495
                                                             ------------
                                                               2,211,924

POLLUTION CONTROL-2.3%
BWT AG                                           20,000        3,380,973

RETAIL-1.1%
Inku AG                                          10,000          172,434
Wolford AG                                       15,000        1,375,932
                                                             ------------
                                                               1,548,366
                                                             ------------
                                                              20,833,135

UTILITIES-13.2%
Burgenland Holdings AG                           60,000        1,851,898
EVN (b)                                          89,440       10,669,009
Oest El Wirtsch A Verbundgslschft (b)           100,000        6,785,567
                                                             ------------
                                                              19,306,474

FINANCIAL SERVICES-5.5%
BANKING-1.2%
Bank Fuer Oberoesterreich und Salzburg           30,000        1,721,981


4



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
INSURANCE-4.3%
Erste Allegemeine Generali AG (b)                10,055     $  2,363,230
Wiene Staedtische Allgemeine Ver                 47,000        4,033,704
                                                            -------------
                                                               6,396,934

                                                            -------------
                                                               8,118,915

Total Common Stocks
  (cost $112,876,560)                                        130,979,264
PREFERRED STOCKS-10.4%
FINANCIAL SERVICES-8.0%
BANKING-7.7%
Bank Austria AG new (a)(e)                       60,000        2,262,906
Creditanstalt-Bankverein                        183,573        8,960,043
                                                            -------------
                                                              11,222,949

INSURANCE-0.3%
Erste Allegemeine Generali AG                     4,507          468,426
                                                            -------------
                                                              11,691,375

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES-2.4%
FOOD & BEVERAGES-0.0%
Agrana Beteiligungs AG                            3,050     $     70,604

RETAIL-2.4%
BauMax Vertiebs AG (b)                          147,000        3,483,882
                                                            -------------
                                                               3,554,486

Total Preferred Stocks
  (cost $13,591,085)                                          15,245,861

TIME DEPOSIT-0.0%
Sumitomo Bank, 5.50%, 9/02/97
  (cost $100,000)                                  $100          100,000

TOTAL INVESTMENTS-99.7%
  (cost $126,567,645)                                        146,325,125
Other assets less liabilities-0.3%                               417,843

NET ASSETS-100%                                             $146,742,968


(a)  Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $37,676,368 have been segregated to collateralize forward exchange currency contracts.

(c)  Restricted and illiquid security, valued at fair value. (See Notes A & E).

(d)  British Pound denominated security.

(e)  Security represents investment in an affiliate.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997                                                THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $126,567,645)         $146,325,125
  Cash, at value (cost $491,527)                                       504,613
  Foreign taxes receivable                                             253,101
  Receivable for investment securities sold                             68,084
  Interest receivable                                                   40,076
  Prepaid expenses and other assets                                      9,407
  Total assets                                                     147,200,406

LIABILITIES
  Advisory fee payable                                                 117,995
  Unrealized depreciation of forward exchange currency contracts        46,628
  Sub-advisory fee payable                                              25,277
  Accrued expenses                                                     267,538
  Total liabilities                                                    457,438

NET ASSETS                                                        $146,742,968

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    117,030
  Additional paid-in capital                                       124,326,458
  Accumulated net investment income                                  3,729,190
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (1,140,018)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     19,710,308
                                                                  $146,742,968

NET ASSET VALUE PER SHARE (based on 11,703,031 shares outstanding)      $12.54


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997                                     THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $327,726)                                      $2,294,075
  Interest                                               135,097   $ 2,429,172

EXPENSES
  Advisory fee                                         1,279,102
  Sub-advisory fee                                       273,132
  Custodian                                              324,653
  Directors' fees and expenses                           201,800
  Audit and legal                                        111,638
  Transfer agency                                         50,234
  Printing                                                35,863
  Registration                                            33,002
  Miscellaneous                                           22,247
  Total expenses                                                     2,331,671
  Net investment income                                                 97,501

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       4,702,014
  Net realized gain on foreign currency transactions                 4,301,833
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                      7,936,331
    Foreign currency denominated assets and liabilities               (106,549)
  Net gain on investments and foreign currency transactions         16,833,629

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $16,931,130


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                             THE AUSTRIA FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     AUGUST 31,     AUGUST 31,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $     97,501   $   (193,831)
  Net realized gain on investments and foreign
    currency transactions                             9,003,847     12,773,242
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities                7,829,782      1,817,611
  Net increase in net assets from operations         16,931,130     14,397,022

DIVIDENDS TO SHAREHOLDERS FROM
  Dividends from net investment income                  (97,501)            -0-
  Dividends in excess of net investment income       (1,423,893)            -0-
  Total increase                                     15,409,736     14,397,022

NET ASSETS
  Beginning of year                                 131,333,232    116,936,210
  End of year                                      $146,742,968   $131,333,232


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997                                                THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the primary exchange on which they are traded on the day of valuation or, if no such closing price is available at the last bid price quoted on such day. Securities for which current market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at August 31, 1997 was ATS 12.70 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and passive foreign investment company gains, resulted in a net increase in accumulated net investment income and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management, L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $979 during the year ended August 31, 1997.

Under the sub-advisory agreement, the Fund will pay BAI Fondaberatung Ges.m.b.H. (the "Sub-Advisor") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

GiroCredit, an affiliate of the Sub-Advisor serves as the Sub-Custodian of the Fund. During the year ended August 31, 1997, the Fund earned interest of $88,178 on Austrian schillings deposited with the Sub-Custodian, of which $40,076 was included as interest receivable at August 31, 1997. Brokerage commissions paid on investment transactions for the year ended August 31, 1997 amounted to $87,558 of which $8,346 was paid to Bank Austria, also an affiliate of the sub-adviser.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $33,749,478 and $25,877,436, respectively, for the year ended August 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 1997.

At August 31, 1997, the cost of investments for federal income tax purposes was $126,840,609. Accordingly, gross unrealized appreciation of investments was $28,490,430 and gross unrealized depreciation of investments was $9,005,914 resulting in net unrealized appreciation of $19,484,516 excluding foreign currency.

At August 31, 1997, the Fund had a capital loss carryforward of $867,054 which expires in the year 2002.

The Fund utilized a capital loss carryover of $2,829,253 to offset gains realized during the year ended August 31, 1997. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of the carryforward.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.


10



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

At August 31, 1997, the Fund had outstanding forward exchange currency contracts as follows:

                                       CONTRACT      VALUE ON        U.S. $       UNREALIZED
                                        AMOUNT     ORIGINATION      CURRENT      APPRECIATION
                                         (000)         DATE          VALUE      (DEPRECIATION)
                                      ----------  -------------  -------------  --------------
FOREIGN CURRENCY BUY CONTRACT
Austrian Schillings expiring 9/30/97    253,050    $20,056,591    $19,957,310       $(99,281)

FOREIGN CURRENCY SALE CONTRACT
Austrian Schillings expiring 9/30/97    253,050     20,009,963     19,957,310         52,653
                                                                                   -----------
                                                                                    $(46,628)


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized of which 11,703,031 shares were outstanding at August 31, 1997.


NOTE E: RESTRICTED AND ILLIQUID SECURITIES

                                      DATE ACQUIRED       U.S. $ COST
                                     ---------------     ------------
E-Pub Services                           4/02/97          $  732,515
Royal Tokaj Wine Company, Ltd.           7/28/94             437,655
Scala Business Solutions NV          8/01/97-8/07/97       1,711,353


The securities shown above are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note A.
The value of these securities at August 31, 1997 was $5,768,457, representing 3.9% of total net assets.


NOTE F: CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


11



FINANCIAL HIGHLIGHTS                                           THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED AUGUST 31,
                                            --------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year            $11.22       $ 9.99       $11.03       $ 9.62       $ 8.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .01         (.02)          -0-        (.05)         .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.44         1.25         (.11)        1.55          .74
Net increase (decrease) in net asset
  value from operations                         1.45         1.23         (.11)        1.50          .75

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)          -0-        (.02)        (.01)        (.01)
Dividends in excess of net investment income    (.12)          -0-          -0-        (.06)          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-          -0-        (.02)        (.01)
Total dividends and distributions               (.13)          -0-        (.02)        (.09)        (.02)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-        (.86)          -0-          -0-
Offering costs charged to additional
  paid-in-capital                                 -0-          -0-        (.05)          -0-          -0-
Total capital share transactions                  -0-          -0-        (.91)          -0-          -0-
Net asset value, end of year                  $12.54       $11.22       $ 9.99       $11.03       $ 9.62
Market value, end of year                     $ 9.56       $ 8.50       $ 8.25       $10.88       $10.13

TOTAL RETURN(A)
Total investment return based on:
  Market value                                 14.10%        3.03%      (21.51)%       8.37%       30.96%
  Net asset value                              13.35%       12.31%       (9.15)%      15.69%        8.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $146,743     $131,333     $116,936      $91,121      $79,464
Ratio of expenses to average net assets         1.71%        1.83%        1.71%        1.87%        2.13%
Ratio of net investment income (loss)
  to average net assets                          .07%        (.15)%        .02%        (.51)%        .09%
Portfolio turnover rate                           19%          39%          27%          36%          42%
Average commission rate paid (b)              $.1800       $.1997           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


12



REPORT OF INDEPENDENT ACCOUNTANTS                              THE AUSTRIA FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE AUSTRIA FUND, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the "Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
October 16, 1997



FOREIGN TAX CREDIT (UNAUDITED)
_______________________________________________________________________________

The Fund paid foreign taxes of $327,726 during the fiscal year ended August 31, 1997, which it intends to pass through pursuant to section 853 of the Internal Revenue Code to its shareholders. During the fiscal year the fund distributed $1,521,394 of foreign source income.


13



ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the "Exchange") or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus the commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares.


14



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

There may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.


15



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
JOHN D. CARIFA
WILLIAM H. M. DE GELSEY (1)
DR. HANS HAUMER (1)
DIPL. ING. HELLMUT LONGIN (1)
DIPL. ING. PETER MITTERBAUER (1)
PETER NOWAK
MAG. REINHARD ORTNER (1)
DR. MARIA SCHAUMAYER (1)
DR. REBA W. WILLIAMS
DR. WALTER WOLFSBERGER (1)

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN &CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD &KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


16



THE AUSTRIA FUND
Summary of General Information
INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds".


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.



THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AUSAR